UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Maldonado and Joshua M. Nelson

On June 14, 2021, John Maldonado and Joshua M. Nelson resigned as members of the Board of Directors (the “Board”) of Syneos Health, Inc. (the “Company”), effective immediately.

Appointment of David S. Wilkes, M.D.

On June 15, 2021, the Board appointed David S. Wilkes, M.D. to serve as a Class II director of the Company with an initial term expiring on the date of the Company’s 2022 annual meeting of stockholders and to serve on the Compensation and Management Development and Nominating and Corporate Governance Committees of the Board, in each case effective immediately.

The Board reviewed and discussed the qualifications of Dr. Wilkes as a director nominee, and determined that he is an “independent director” in accordance with the Nasdaq listing standards, including those pertaining to service on a compensation committee, and that Dr. Wilkes is a “non-employee director” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

Dr. Wilkes will be compensated for his service as a director in the same manner as the Company’s other non-employee directors, which includes an annual cash retainer of $95,000 for his Board service, a cash retainer of $7,750 for his service on the Compensation and Management Development Committee, and a cash retainer of $5,000 for his service on the Nominating and Corporate Governance Committee, each of which will be prorated for the date of his appointment. In addition, in connection with his appointment to the Board, Dr. Wilkes received an equity award in an amount consistent with the awards granted annually to non-employee directors that have a grant date fair value of $200,000, which was prorated for the date of his appointment, and vesting in full one year from the grant date, or, if earlier, the date of the next annual meeting of stockholders following the grant date but only to the extent Dr. Wilkes is not re-elected as a non-employee director at such annual meeting, in each case, subject to his service through the applicable vesting date.

Dr. Wilkes is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S‑K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	June 16, 2021	By:	/s/ Jonathan Olefson
			Name:	Jonathan Olefson
			Title:	General Counsel and Corporate Secretary